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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this registration statement on Form S-3 of our consent included in Amendment No. 2 to Form S-3 (Registration No. 333-18123).

                                       /s/  COOPERS & LYBRAND L.L.P.

Dallas, Texas
January 27, 1997